Tesoro Logistics LP
NAPTP Conference
May 2011

Forward Looking Statements
This Presentation includes forward-looking statements. These statements relate to, among other things, projections of operational volumetrics and improvements, growth projects, cash flows and capital expenditures. We have used the words "anticipate", "believe", "could", "estimate", "expect",
"intend", "may", "plan", "predict", "project", “should”, "will“, “potential”, “forecast” and similar terms and phrases to identify forward-looking statements in this Presentation.
Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct.
Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. Please see our Risk Factor disclosures included in our Registration Statement filed with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.

Introduction and Overview

Organizational Overview
Tesoro Corporation &
Affiliates
(NYSE: TSO)
100%
Tesoro Logistics
GP, LLC
(IDRs)
Tesoro Logistics
LP
(NYSE:TLLP)
Tesoro Logistics
Operations, LLC
2.0% GP
Interest
622,649 GP Units
49.0%
Subordinated
15,254,890 Units
1.0% Common
304,890 Units
100%
Public
48.0% Common
14,950,000 Units
• Formed by Tesoro to own,
operate, develop and
acquire crude oil and refined
products logistics assets and
to support Tesoro’s growth
strategy
• IPO completed in April 2011
• Offering closed at the
high end of the price
range at $21/unit
• Offering upsized to
14.95 million units

Investment Highlights
Stable Cash Flow
Well-Positioned Assets
Experienced
Management Team
Strong Sponsorship
Attractive, Visible
Growth
Opportunities

Well-Positioned Assets
Crude Oil Gathering
• Premier crude gathering
system in the growing Bakken
Shale/ Williston Basin
production area
• Sole source of supply to
Tesoro’s Mandan refinery
Terminalling,
Transportation and Storage
• 8 Refined product terminals
in the Western U. S.
• Refined product and crude oil
storage facility and short-haul
pipelines in Salt Lake City,
Utah

• Long-term contracts
– All 10-year contracts except for trucking
– Renewal options extend another 10 years, except for trucking
• Fee-based and inflation protected
– 100% fee-based contracts
– Standard FERC or CPI-U escalation provisions
– Fuel and mileage surcharges for trucking agreement
• Fixed minimum volume commitments
– 84% of pro forma revenues backed by fixed minimum volume
commitments from our sponsor
– Unilateral force majeure at TLLP
• Minimal commodity exposure risk
– No inventory ownership
Stable Cash Flow
Stable cash flows are core to our business

• Second largest US independent
refiner/marketer by capacity
– 7 Refineries
– 665 mbpd capacity
– Nearly 1,200 retail stations primarily
branded Tesoro®, Shell® and USA
Gasoline™
• Focused on higher-margin markets in the
western US
• Logistics assets offer growth platform
• Access to growing Pacific Rim
• Approximately $5 Billion of enterprise
value
Strong Sponsorship
Kenai, AK
Mandan, ND
Salt Lake City, UT
Anacortes, WA
Martinez, CA
Los Angeles, CA
Kapolei, HI
Note: Enterprise Value calculated as market value of equity as of May 19, 2011 using debt net of cash and common stock outstanding included in Tesoro Corporation’s Annual Report on Form 10-K
Tesoro is our parent sponsor

• Tesoro will be a superior sponsor
– Strategic footprint that cannot be replicated
– Logistics growth drives additional value capture in refining, marketing and trading businesses at Tesoro
– The MLP will focus on fee-based opportunities
• Leverages strategic value of embedded logistics assets
• Improves cost of capital/source of funds for potential organic growth opportunities
• Creates strategic vehicle for partnering around growth
opportunities
TLLP Supports Tesoro’s Growth Strategy
Logistics is a key part of Tesoro’s growth strategy

Growth
Dimension
Growth Potential TLLP Advantage
Optimization
 Third-party volumes
 Operating efficiencies
 Improved utilization
 Established platform in the
Bakken Shale
 Strategic location
Organic Growth
 Infrastructure requirements
in the Bakken Shale
 Growth in Tesoro R&M
activities
 Operational experience
 Successful track record
 Strategic Tesoro partner
Drop-downs
 Visible drop-down inventory
 Access to future Tesoro
growth
 Tesoro relationship
 Right-of-first-offer on certain
Tesoro logistics assets
– ~$240 million gross book value
Acquisitions
 Bolt-on opportunities
 Participate in Tesoro growth
opportunities
 Competitive footprint in Western
U.S.
 Attractive cost of capital
Attractive, Visible Growth Opportunities

Assets and Growth Opportunities

Crude Oil Gathering
• Premier gathering system in the
Bakken Shale/Williston Basin
• Current system capacity is 70 mbpd
– Tesoro expanding Mandan refinery
by 10 mbpd to 68 mbpd
– Expected completion by 2Q12
• Existing and potential interconnects
with key third party regional pipelines
provide potential for optimization and
expansion opportunities
Pipeline Gathering
Volumes (bpd)
90% 87% 90% 93% 97% 84%
Min Commitment
% Total Volume:
Note: See our Prospectus filed with the SEC on April 21, 2011 for the assumptions related to our pro forma forecast for the twelve months ending March 31, 2012
-
10,000
20,000
30,000
40,000
50,000
60,000
70,000
2006 2007 2008 2009 2010 12M
3/31/2012
ND MT ND Minimum Volume Commitment
Mandan Refinery
Ramberg
Enbridge
Fryburg
Belle
Fourche Fritz
Bridger
Richey
Enbridge
Portal
NORTH DAKOTA
SOUTH DAKOTA
WYOMING
MONTANA
Third-party pipelines
High Plains pipelines
Potential connection point
Active Exploration Areas

Crude Oil Gathering
Operations
• 23 mbpd fee-based truck
gathering operation
• Proprietary and third-party trucks
• Integral to Bakken gathering
• Delivers into High Plains
trunk line system
Fees and Services
• Forecasted weighted average
trucking fee of approximately
$2.94 per barrel for truck hauling
and tank usage services
Trucking
Volumes (bpd)
124% 119% 93% 96% 94% 96%
Min Commitment
% Total Volume:
-
5,000
10,000
15,000
20,000
25,000
2006 2007 2008 2009 2010 12M
3/31/2012
Minimum Commitment
Note: See our Prospectus filed with the SEC on April 21, 2011 for the assumptions related to our pro forma forecast for the twelve months ending March 31, 2012

Terminal Operations
Eight strategically located terminals
• Los Angeles and Stockton,
California
• Salt Lake City, Utah
• Anchorage, Alaska
• Mandan, North Dakota
• Vancouver, Washington
• Boise and Burley, Idaho
Fees and Services
• Forecasted weighted average
terminalling fee of approximately
$0.81 per barrel
• Services also include ancillary
services such as additive injection
Volumes (bpd)
Refined Product Terminals
125% 97% 89% 88% 88% 87%
Min Commitment
% Total Volume:
-
25,000
50,000
75,000
100,000
125,000
2006 2007 2008 2009 2010 12M
3/31/2012
TSO Volume Third Party Volume
TSO Minimum Commitment
Note: See our Prospectus filed with the SEC on April 21, 2011 for the assumptions related to our pro forma forecast for the twelve months ending March 31, 2012

Transportation & Storage
Salt Lake City Storage Facility and Pipelines
Storage Facility
• Consists of 13 tanks with total shell
capacity of 878,000 bbls
• Stores intermediates and refined
products
Short-Haul Pipelines
• 3 crude oil pipelines that connect
to Chevron and Plains All American
crude pipelines
• 2 refined product pipelines that
connect to Chevron’s Northwest
products pipeline
Pipeline Volumes (bpd)
68% 78% 78% 86% 89% 82%
Min Commitment
% Total Volume:
-
20,000
40,000
60,000
80,000
2006 2007 2008 2009 2010 12M
3/31/2012
Minimum Commitment
Note: See our Prospectus filed with the SEC on April 21, 2011 for the assumptions related to our pro forma forecast for the twelve months ending March 31, 2012

High Plains Growth Opportunities
Bakken Shale is the largest “continuous” oil
accumulation ever assessed by the USGS(1)
• 3 - 4 billion barrels of technically
recoverable oil reserves
(April 2008 USGS(1) Assessment)
Sponsor Driven Growth
• Tesoro’s Mandan refinery expansion
expected to increase volumes throughout
the High Plains system by 10 mbpd
• Growth capex of $6 - $7 million; expect to
generate $6 million of EBITDA annually
beginning 2Q12
Potential for interconnections
• 5 potential interconnection points with
regional pipelines
Grow pipeline gathered barrels
Multiple Embedded Opportunities
(1) U. S. Geological Survey
Mandan Refinery
Ramberg
Enbridge
Fryburg
Belle
Fourche Fritz
Bridger
Richey
Enbridge
Portal
NORTH DAKOTA
SOUTH DAKOTA
WYOMING
MONTANA
Third-party pipelines
High Plains pipelines
Potential connection point
Active Exploration Areas

Terminal Growth Opportunities
Organic Expansion Projects
Near-Term Growth Opportunities
• Forecasted growth initiatives include:
– Terminal rack infrastructure for
ethanol blending at Salt Lake City
and Burley
– Expand Stockton capacity by 8 mbpd
– Adding transmix receipt services at
Los Angeles
• Growth capex of $6.8 million; expected
to generate $4.5 million of EBITDA
annually
– $1.2 million of EBITDA during
forecast period
Additional Growth Opportunities
• Capacity expansions as well as new
service offerings
• Optimization of existing assets
– Pursue increased third party
volumes across the terminal
network
– Increase Tesoro volumes in Los
Angeles and Vancouver
Note: See our Prospectus filed with the SEC on April 21, 2011 for the assumptions related to our pro forma forecast for the twelve months ending March 31, 2012

Drop Down Growth Opportunities
Product Terminals
•Kenai, AK
•Anacortes, WA
•Martinez, CA
Pipelines
•Los Angeles, CA
•Kenai, AK
Marine Terminals
•Kenai, AK
•Anacortes, WA
•Martinez, CA (2)
•Long Beach, CA
ROFO Assets

Financial Overview

Financial Overview
Conservative
Leverage and
Ample Liquidity
• $150 million revolver, expandable to $300 million
• Availability of $100 million at closing
• Initial conservative leverage ratio of less than 1x EBITDA
Pursue Balanced
Capital Structure
• Leverage target of 3x – 4x EBITDA
• Utilize revolver for initial growth
• Maximize flexibility to fund growth
• Issue equity and/or permanent debt to reload revolver
Protect and grow
distribution
• Maintain prudent distribution coverage
• Subordination structure provides additional support
• Financial flexibility to grow distribution
Flexibility to Achieve Growth Objectives

Financial Overview
Notes:
-EBITDA is a non-GAAP financial measure. Please see Appendix for reconciliations of EBITDA.
- See our Prospectus filed with the SEC on April 21, 2011 for the assumptions related to our pro forma forecast for the twelve months ending March 31, 2012
Initial growth projects expected to contribute $1.2 million of EBITDA in first year and incremental growth of $9.7 million, or 18%, in the second year.
12 Months Ending
($ millions, except per unit) March 31, 2012
Estimated EBITDA $53
Less:
Cash Interest Expense (2)
Maintenance capital expenditures (5)
Expansion capital expenditures (10)
Plus:
Borrowings to fund expansion capital expenditures 10
Estimated cash available for distribution $46
Coverage Ratio 1.1x
Minimum Annual Distribution $42

Investment Highlights
Stable Cash Flow
Well-Positioned Assets
Experienced
Management Team
Strong Sponsorship
Attractive, Visible
Growth
Opportunities

Appendix

High Plains
Pipeline
Transportation
Agreement
High Plains
Trucking
Agreement
Master
Terminalling
Agreement
Salt Lake
City Storage
Agreement
Salt Lake City
Short Haul
Pipeline
Agreement
Term 10 Years 2 Years(1) 10 Years 10 Years 10 Years
Renewals 2 x 5 Years 4 x 2 Years 2 x 5 Years 2 x 5 Years 2 x 5 Years
Fixed Minimum
Volume Commitment
49 mbpd 22 mbpd 100 mbpd
878,000
bbls
54 mbpd
Tariff / Fee Escalators FERC Index CPI CPI CPI CPI
Termination
Provisions
Refinery Shutdown 12 month notice(2)
Force Majeure Tesoro Logistics can declare (unilateral)
Stable-Fee Based Business
1 Shorter term primarily reflects typical commercial arrangements
2 Fixed minimum volumes remain in effect during routine turnarounds
Commercial Agreements with Tesoro

Growth Project Financial Detail
Capex ($mm) Annual EBITDA ($mm)
Project
Forecast
Period(1) Total
Forecast
Period(1) Run-Rate
Expected
Completion Description
Crude Gathering
High Plains $3.6 $6.0 - $7.0 -- $6.0 Q2 2012
Adds pumping, tankage and truck
unloading capacity to support Tesoro’s
Mandan Refinery expansion
Terminalling
Salt Lake City and
Burley
$2.4 $2.4
Q2 2011 – SLC
Q1 2012 - Burley
Provides terminal rack infrastructure for
ethanol blending
Stockton $2.4 $4.5 Q1 2012
Expand to capacity to capture Tesoro’s
full market demand (8,000bpd)
Los Angeles $2.0 $2.0 Q1 2012
Provide transmix receipt services service
for Tesoro’s Los Angeles Refinery
Subtotal
Terminalling
$6.8 $8.9 $1.2 $4.5
Total $10.4 $15.0 - $16.0 $1.2 $10.5
(1) See our Prospectus filed with the SEC on April 21, 2011 for the assumptions related to our pro forma forecast for the twelve months ending March 31, 2012

Pipeline Gathering
28%
Trucking
25%
Terminalling
35%
Short-Haul Pipeline
Transportation
6%
Storage
6%
Stable Fee-Based Business
84% of Total Pro Forma Revenues Derived from Fixed Minimum Volume Commitments
Revenue Source Fixed Minimum Volume
Commitment Contribution
Third Party
and Excess
16%
Minimum
Volumes
84%
Forecasted Pro Forma Revenue Composition
Note: See our Prospectus filed with the SEC on April 21, 2011 for the assumptions related to our pro forma forecast for the twelve months ending March 31, 2012

Pro Forma EBITDA Model
Tesoro Logistics LP Pro Forma
Year Ended Forecasted Twelve
December 31, Months Ending
($ in millions except for per barrel data) 2010 3/31/2012
Pipeline Gathering:
Crude oil pipeline throughput (bpd) 50,695 58,000
Average pipeline revenue per barrel $1.35 $1.28
Subtotal Revenue $25.0 $27.2
Trucking:
Trucking volume (bpd) 23,305 22,900
Average trucking revenue per barrel $2.91 $2.94
Subtotal Revenue $24.6 $24.6
Terminalling:
Terminal throughput (bpd) 113,950 115,200
Average terminal revenue per barrel $0.79 $0.81
Subtotal Revenue $32.8 $34.0
Short-Haul Pipeline:
Short-haul pipeline throughput (bpd) 60,666 65,800
Average short-haul pipeline revenue per barrel $0.25 $0.25
Subtotal Revenue $5.5 $6.1
Storage:
Storage capacity reserved (shell capacity barrels) 878,000 878,000
Storage per shell capacity barrel (per month) $0.50 $0.51
Subtotal Revenue $5.3 $5.4
Total Revenue $93.2 $97.3
Operating and maintenance expense (36.8) (37.7)
General and administrative expense (3.5) (6.7)
EBITDA $52.9 $52.9
Note: See our Prospectus filed with the SEC on April 21, 2011 for the assumptions related to our pro forma forecast for the twelve months ending March 31, 2012
Note: EBITDA is a non-GAAP financial measure. Please see Appendix for reconciliations of EBITDA.

Non-GAAP Financial Measure
Management defines EBITDA as net income (loss) before net interest expense, income tax expense, depreciation and amortization expense. EBITDA is used as a supplemental financial measure by management and by external users of its financial statements, such as investors and commercial banks, to assess:
•operating performance as compared to those of other companies in the logistics business, without regard to financing methods, historical cost basis or capital structure;
• the ability of our assets to generate sufficient cash flow to make distributions to our partners;
• the ability to incur and service debt and fund capital expenditures; and
• the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.
The following table presents a reconciliation of EBITDA, to net income (loss), the most directly comparable
GAAP financial measure, on a historical basis and pro forma basis, as applicable, for each of the periods indicated Tesoro Logistics LP
Pro Forma Forecasted
Tesoro Logistics LP Predecessor Historical Year Ended 12M Ending
Year Ended December 31, December 31, March 31,
(Unaudited; $ in thousands) 2006 2007 2008 2009 2010 2010 2012
Reconciliation of EBITDA to net income (loss):
Net Income(Loss) ($12,858) ($12,103) ($14,404) ($21,868) ($20,876) $42,472 $41,308
Add:
Depreciation expense $6,011 $6,342 $6,625 $8,820 $8,006 $8,006 $9,166
Interest expense, net -- -- -- -- -- $2,410 $2,410
EBITDA ($6,847) ($5,761) ($7,779) ($13,048) ($12,870) $52,888 $52,884
Note: See our Prospectus filed with the SEC on April 21, 2011 for the assumptions related to our pro forma forecast for the twelve months ending March 31, 2012